Exhibit 99.1

SCBT Financial SCBT Financial Corporation Corporation Keefe, Bruyette and Woods Conference Naples, Florida February 7, 2007

Forward Forward-Looking Statements: Looking Statements: Statements contained in this presentation, which are not histori Statements contained in this presentation, which are not historical cal facts, are forward facts, are forward-looking statements. In addition, SCBT looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or Financial Corporation (SCBT) through its senior management or directors may from time to time make forward directors may from time to time make forward-looking public looking public statements concerning matters herein. statements concerning matters herein. Such forward Such forward-looking looking statements are necessary estimates reflecting the best judgement statements are necessary estimates reflecting the best judgement of of SCBT SCBT’s senior management or directors based upon current s senior management or directors based upon current information and involve a number of risks and uncertainties. information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward Certain factors which could affect the accuracy of such forward- looking statements are identified in the public filings made by looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and SCBT with the Securities and Exchange Commission, and forward forward-looking statements contained in this presentation or in looking statements contained in this presentation or in other public statements of SCBT or its senior management or other public statements of SCBT or its senior management or directors should be considered in light of those factors. There directors should be considered in light of those factors. There can can be no assurance that such factors or other factors will not affe be no assurance that such factors or other factors will not affect the ct the accuracy of such forward accuracy of such forward-looking statements. looking statements.

SCBT Financial Corporation Profile SCBT Financial Corporation Profile ⑀⍼⑀⍼ $2.2 billion bank $2.2 billion bank founded in 1934 founded in 1934 ⑀⍼⑀⍼ 45 financial centers 45 financial centers ⑀⍼⑀⍼ 16 S.C. Counties 16 S.C. Counties ⑀⍼⑀⍼ Opened 13 new offices Opened 13 new offices in the last 5 years in the last 5 years

SCBT Financial Corporation Profile SCBT Financial Corporation Profile ⑀⍼⑀⍼ Third largest independent commercial bank Third largest independent commercial bank headquartered in South Carolina headquartered in South Carolina ⑀⍼⑀⍼ Eighth largest depository in South Carolina Eighth largest depository in South Carolina1 ⑀⍼⑀⍼ Operates in 5 of the top 50 income and population Operates in 5 of the top 50 income and population growth growth MSA MSA’s in the southeastern United States. in the southeastern United States.2 ⑀⍼⑀⍼ Mission: To be South Carolina Mission: To be South Carolina’s premier community s premier community bank and a top bank and a top-performing bank in the southeast. performing bank in the southeast. 1 Source: FDIC Website as of June 30, 2006 Source: FDIC Website as of June 30, 2006 2Source: SNL Financial; Sandler, O Source: SNL Financial; Sandler, O’Neill & Partners, L.P. Neill & Partners, L.P.

SCBT Financial Corporation SCBT Financial Corporation At A Glance At A Glance Closing Price as of 2 Closing Price as of 2-2-2007 2007 $38.01 $38.01 12 12-31 31-06 Earnings per share 06 Earnings per share $ 2.26 $ 2.26 Book Value (12 Book Value (12-31 31-2006) 2006) $18.57 $18.57 Price / Earnings (TTM) Price / Earnings (TTM) 16.8x 16.8x Market Capitalization at 2 Market Capitalization at 2-2-2007 2007 ~$331MM ~$331MM Placed by NASDAQ on its Global Select Market Placed by NASDAQ on its Global Select Market (highest listing standards) (highest listing standards)

Core Deposit Premium Core Deposit Premium ⑀⍽⑀⍽ SCBT Financial Corporation SCBT Financial Corporation’s Core Deposit s Core Deposit Premium is currently approximately 14.9%. Premium is currently approximately 14.9%.1 ⑀⍽⑀⍽ Core Deposit Premiums of Southeastern banks less Core Deposit Premiums of Southeastern banks less than or equal to $5 billion in assets, covered by than or equal to $5 billion in assets, covered by Keefe, Keefe, Bruyette Bruyette & Woods as of year & Woods as of year-end 2006: end 2006: ⑀⍽⑀⍽ Mean Mean - 16.2% 16.2% ⑀⍽⑀⍽ Median Median - 15.6% 15.6% 1Source: Keefe, Source: Keefe, Bruyette Bruyette & Woods & Woods

What Makes Us Successful? What Makes Us Successful? ⑀⍼⑀⍼ Customers Customers ⑀⍼⑀⍼ Employees Employees ⑀⍼⑀⍼ Community Involvement Community Involvement ⑀⍼⑀⍼ Management/Board Management/Board ⑀⍼⑀⍼ Business Model Business Model

Business Model Business Model ⑀⍼⑀⍼ Community Banking Community Banking ⑀⍼⑀⍼ Local Decisions Local Decisions ⑀⍼⑀⍼ Centralized Processes Centralized Processes ⑀⍼⑀⍼ Experienced Relationship Experienced Relationship Managers & Employees Managers & Employees ⑀⍼⑀⍼ Building Building “South Carolina South Carolina’s Bank s Bank”

2007 Focus Areas 2007 Focus Areas ⑀⍼⑀⍼ Core deposits Core deposits ⑀⍼⑀⍼ Loan yields Loan yields ⑀⍼⑀⍼ Fee revenue Fee revenue ⑀⍼⑀⍼ Efficiency Efficiency ⑀⍼⑀⍼ Training Training ⑀⍼⑀⍼ Improving financial Improving financial performance of newer performance of newer markets and branches markets and branches

2006 Accomplishments 2006 Accomplishments ⑀⍼⑀⍼ Completed consolidation of Completed consolidation of SunBank into South Carolina Bank SunBank into South Carolina Bank and Trust and Trust ⑀⍼⑀⍼ Opened 4 new branches Opened 4 new branches ⑀⍼⑀⍼ Organic Loan growth up 15% from Organic Loan growth up 15% from year end 2005 year end 2005 ⑀⍼⑀⍼ Organic Deposit growth up 16% Organic Deposit growth up 16% from year end 2005 from year end 2005

Selected S.C. County Statistics Selected S.C. County Statistics SCBT SCBT Financial Center Locations Financial Center Locations Source: SNL Financial; Sandler, O’Neill and Partners, L.P. Greenville County Median Household Income: $48,599 Deposits: $7,564,326,000 Richland County Median Household Income: $46,799 Deposits: $7,086,682,000 Horry County Median Household Income: $41,994 Deposits: $4,794,311,000 Charleston-North Charleston MSA Median Household Income: $45,994 Deposits: $7,232,458,000 Beaufort County Median Household Income: $55,712 Deposits: $2,782,813,000 York County Median Household Income: $51,718 Deposits: $1,567,183,000 Lexington County Median Household Income: $52,134 Deposits: $2,348,176,000 Charlotte, NC Savannah, GA Augusta, GA Wilmington, NC

Projected Average Household Income Growth Projected Average Household Income Growth 2005 2005-2010 2010 Less than 10% 10% - 15% 15% - 20% Greater than 20% SCBT SCBT Financial Center Locations Financial Center Locations Source: Claritas; Scott & Stringfellow, Inc.

Projected Population Growth Projected Population Growth 2005 2005-2010 2010 Less than 0% 0% - 5% 5% - 10% Greater than 10% SCBT SCBT Financial Center Locations Financial Center Locations Source: Claritas; Scott & Stringfellow, Inc.

0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2001 2002 2003 2004 2005 2006 SCBTFC Peers SOUNDNESS SOUNDNESS

Net Charge Net Charge-offs / Average Total Loans offs / Average Total Loans Source: BHC Performance Report 0.16% SOUNDNESS SOUNDNESS 2004 2004 2005 2005 2006 2006 Non Non-Performing Assets / Performing Assets / Total Loans & OREO* Total Loans & OREO* 0.43% 0.30% 0.43% 0.30% 0.30% 0.30% Allow. Loan Losses / Total Loans* Allow. Loan Losses / Total Loans* 1.25% 1.30% 1.25% 1.30% 1.29% 1.29% Allow. Loan Losses / Allow. Loan Losses / Non Non-Performing Loans* Performing Loans* 443% 469% 443% 469% 492% 492% Net Charge Net Charge-offs / Average Loans offs / Average Loans 0.15% 0.11% 0.15% 0.11% 0.16% 0.16% * Period end date Loan data excludes mortgage loans held for sale

PROFITABILITY PROFITABILITY Earnings Per Share and Net Income Earnings Per Share and Net Income $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $1.82 $2.26 $1.51 $1.72 $1.70 $2.03 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 2001 2002 2003 2004 2005 2006 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Net Income EPS Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

PROFITABILITY PROFITABILITY Return on Average Equity Return on Average Equity 13.64% 14.09% 13.72% 12.20% 13.19% 15.20% 12.72% 16.54% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2001 2002 2003 2004 2005 2006 Return on Avg. Equity Return on Tangible Equity

PERFORMANCE DRIVERS PERFORMANCE DRIVERS Net Interest Margin Net Interest Margin - SCBT / Peer SCBT / Peer 3.00% 3.50% 4.00% 4.50% 5.00% 2001 2002 2003 2004 2005 3Q06 2006 SCBTFC Peers Source: BHC Performance Report 4.17% 4.12% 4.04%

FEE INCOME BY TYPE FEE INCOME BY TYPE 2004 2005 2006 CAGR Deposit Service Fees $11,854 $12,473 $13,377 6.23% Secondary Mtg. Orig Fees 3,892 5,054 5,613 20.09% Wealth Management 1,423 1,695 2,148 22.86% Bankcard Services Income 1,690 2,647 3,422 42.30% All Other 2,025 1,978 2,133 2.63% Total Noninterest Income $20,884 $23,847 $26,693 13.06% Excludes $1,766 gain on sale of fixed assets in 2004.

Checking Account Growth Checking Account Growth 2.5 2.9 3.4 14.2 13.5 10.8 0 5 10 15 20 25 2004 2005 2006 Number of New Checking Accounts (000's) Consumer Business 15% CAGR 13.3 16.4 17.6

GROWTH GROWTH - Total Assets Total Assets $1,026 $1,145 $1,198 $1,439 $1,926 $2,178 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 $2,400 (in Millions) 2001 2002 2003 2004 2005 2006 16.3% CAGR

DIVERSIFICATION DIVERSIFICATION Loan Mix Loan Mix Owner Occupied RE 41.85% Commercial RE 39.19% Non RE 18.96%

As of December 31, 2006 Commercial Real Estate Commercial Real Estate Construction / Development 17.53% Commercial - Non Owner Occupied 13.15% Consumer Lot Loans 8.51% As of December 31, 2006 Owner Occupied RE 41.85% Commercial RE 39.19% Non RE 18.96%

Owner Occupied Real Estate Owner Occupied Real Estate As of December 31, 2006 Owner Occupied RE 41.85% Commercial RE 39.19% Non RE 18.96% Consumer - Owner Occupied 1st Lien 13.71% Consumer - Owner Occupied 2nd Lien 8.88% Other 6.63% Commercial - Owner Occupied 12.63%

GROWTH GROWTH - Total Deposits Total Deposits $812 $898 $946 $1,174 $1,473 $1,707 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 (in Millions) 2001 2002 2003 2004 2005 2006 16.0% CAGR

GROWTH GROWTH - Core Deposits Core Deposits $691 $749 $812 $1,012 $1,204 $1,335 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 (in Millions) 2001 2002 2003 2004 2005 2006 14.1% CAGR

DIVERSIFICATION DIVERSIFICATION Deposit Mix Deposit Mix MMDA 18% Demand Deposits (NIBL) 15% Time Deposits 46% Now Accounts 16% Savings 5% As of December 31, 2006

OPERATING EFFICIENCY OPERATING EFFICIENCY 34 41 45 65.22% 66.49% 66.30% 30 35 40 45 50 2004 2005 2006 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio

Ten Ten-Year Asset Growth Year Asset Growth (in thousands) (in thousands) $565,558 $750,077 $872,398 $969,848 $1,025,682 $1,144,948 $1,197,692 $1,436,977 $1,925,856 $2,178,413 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 $2,250,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Ten Ten-Year Net Income Growth Year Net Income Growth (in thousands) (in thousands) $6,446 $8,271 $7,640 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Market Capitalization Market Capitalization Over Ten Years Over Ten Years $98,806,244 $159,143,511 $132,396,639 $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849,963 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Price Performance Price Performance Source: Yahoo! Finance and Keefe, Bruyette & Woods Price data is adjusted for Stock Splits and Dividends As of December 31, 2006 Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion. 36.64% 36.64% 57.12% 57.12% 180.82% 180.82% 5 year 5 year 20.56% 20.56% 16.96% 16.96% 56.18% 56.18% 3 year 3 year 13.17% 13.17% 16.02% 16.02% 27.85% 27.85% 1 year 1 year Nasdaq Nasdaq Bank Index Bank Index Peer Peer Average Average SCBT SCBT

INVESTOR CONTACTS INVESTOR CONTACTS Robert R. Hill, Jr. Robert R. Hill, Jr. Chief Executive Officer Chief Executive Officer John C. Pollok John C. Pollok Senior Executive Vice President and Senior Executive Vice President and Chief Operating Officer Chief Operating Officer Richard C. Mathis Richard C. Mathis Executive Vice President and Executive Vice President and Chief Financial Officer Chief Financial Officer SCBT Financial Corporation SCBT Financial Corporation 520 Gervais Street 520 Gervais Street Columbia, South Carolina 29201 Columbia, South Carolina 29201 803 803-771 771-2265 2265 www. www.scbtonline scbtonline.com .com